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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                November 7, 2003
                                ----------------
                                (Date of Report)

                                Print Data Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-50140               16-1642709
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

              B24-B27,1/F., Block B, Proficient Industrial Centre,
                      6 Wang Kwun Road, Kowloon, Hong Kong
              ----------------------------------------------------
                    (Address of principal executive offices)


                                 (852) 2799-1996
                                 ---------------

              (Registrant's telephone number, including area code)

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This Report on Form 8-K being filed by Print Data Corp., a Delaware corporation
(the "Registrant") relates to the Registrant's change of independent public accountants.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Termination of previous independent public accountants:

     (1) On October 29, 2003, the Registrant's Board of Directors dismissed and terminated the engagement of Weinberg & Company, P.A. as its auditors.

     (2) The audit reports of Weinberg & Company, P.A. on the Registrant's financial statements for the years ended December 31, 2002 and 2001 contained a modification expressing substantial doubt about the Registrant's ability to continue as a going concern. The audit reports of Weinberg & Company, P.A. for the years ended December 31, 2002 and 2001 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. Weinberg & Company, P.A. did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

     (3) The decision to change accountants was recommended and approved by the Board of Directors of the Registrant.

     (4) During the fiscal years ended December 31, 2001 and 2002 and the period from January 1, 2003 through the date of dismissal, and termination of the engagement of Weinberg & Company, P.A. there were no disagreements with Weinberg & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg & Company, P.A., would have caused Weinberg & Company, P.A. to make reference thereto in, or in connection with, their reports on financial statements for the years or such interim period.

     (5) Weinberg & Company, P.A. has furnished Registrant with a letter addressed to the Commission stating that it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)  Appointment of Independent Auditors

     (1) On November 5, 2003, the Registrant's Board of Directors ratified the engagement of Stonefield Josephson, Inc., as its auditors. The decision to retain this accountant was approved by the Board of Directors of Registrant. The Registrant authorized Weinberg & Company, P.A. to fully respond to any and all inquires of Stonefield Josephson, Inc., concerning Weinberg & Company, P.A.

     (2) During the two most recent fiscal years prior to the date of engagement, and the subsequent interim period prior to engaging Stonefield Josephson, Inc., neither the Registrant (nor

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someone on the Registrant's behalf) consulted the newly engaged accountant regarding any matter.

     (3) The Registrant allowed Stonefield Josephson, Inc. to review this Form 8-K before it was filed with the Commission. Stonefield Josephson, Inc. has not furnished the Registrant with a clarification or disagreement with the information set forth herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  None.

        (b)  None.

        (c)  Exhibits.

        Exhibit 16.1 Letter from Weinberg & Company, P.A. dated October 29, 2003

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  NOVEMBER 7, 2003

                                       PRINT DATA CORP.



                                       By: /s/ Chung-Lun Yang
                                          --------------------------------------
                                          Name:  Chung-Lun Yang
                                          Title: Chief Executive Officer